Empiric 2500 Fund

(formerly, Empiric Core Equity Fund)

Class A: EMCAX         Class C: EMCCX

SUMMARY PROSPECTUS

FEBRUARY 1, 2014

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.empiricfunds.com/prospectus.html. You can also get this information at no cost by calling 1-888-839-7424, emailing info@empiricfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 1, 2014 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – EMPIRIC 2500 FUND

Investment Objective: The Fund's goal is to achieve capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 9 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 34 and Waiver of Up-Front Sales Charge on Class A Shares on page 35.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or current market value)	1.00%	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.70%	0.70%
Acquired Fund Fees and Expenses[2]	0.07%	0.07%
Total Annual Fund Operating Expenses	2.02%	2.77%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase. As of November 1, 2013, Class C shares do not have a CDSC.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$768	$280
3	$1,172	$859
5	$1,600	$1,464
10	$2,788	$3,099

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 789% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its objective by primarily investing in the equity securities of companies included in the Russell 2500 Index.  The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Fund seeks capital appreciation by investing in companies that the Advisor believes are undervalued and that have characteristics the Advisor deems will likely cause those stocks to appreciate in the near future.  Decisions to buy or sell securities in the Fund’s portfolio are based on such characteristics including the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics the Advisor believes may impact the appreciation of stocks. The Advisor practices quantitative techniques in the selection of stocks using a computer screening process to assist it in finding investment opportunities. Qualitative factors are considered in investment selection, but their influence is usually minimal.

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The Fund’s investment strategy typically results in a portfolio turnover rate in excess of 200% on an annual basis. The methodology used by the Advisor in selecting securities for the Fund’s portfolio generally results in higher portfolio turnover as the turmoil in the stock market increases.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risks.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions, which tend to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risk.  The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Stock Risk.  The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Portfolio Turnover Risk.  The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund.  The Fund anticipates turnover to be considerably higher than that of comparable funds.  High turnover may increase transaction costs, increase taxable gains and negatively affect performance.  A high rate of portfolio turnover is 100% or more, and the Fund’s is expected to be 200% or more.  The Advisor considers the effects of higher turnover when evaluating short-term investments.

Performance:

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index.  The Fund was reorganized on April 5, 2013 from a series of the Empiric Funds, Inc., a Maryland corporation, (the “Predecessor Fund”) to a series of Mutual Fund Series Trust, an Ohio business trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. Updated performance information is available at www.empiricfunds.com or by calling 1-888-839-7424.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower. Returns for Class C shares, which are not shown, would be lower.

During the period shown in the bar chart, the highest return for a quarter was 25.09% (quarter ended December 31, 2013), and the lowest return for a quarter was (21.99%) (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended December 31, 2013)

Class A	1 Year	5 Year	10 Year	Class C Since Inception (10/7/05)
Return Before Taxes	34.81%	11.52%	6.55%	N/A
Return After Taxes on Distributions	29.27%	10.59%	5.66%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	19.64%	8.73%	5.16%	N/A
Class C
Return Before Taxes	40.99%	12.01%	N/A	4.89%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	36.80%	21.77%	9.81%	9.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	7.70%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

The Fund has changed the index used to compare the Fund’s performance from the S&P 500 Index to the Russell 2500 Index. The Fund believes that the Russell 2500 Index is the appropriate index to compare its performance because the Fund primarily invests in the equity securities of companies within the Russell 2500 Index.

Advisor: Empiric Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers: Mark Coffelt, President and Chief Investment Officer of the Advisor, has been the Lead Portfolio Manager of the Fund since inception and Loren Mark Coffelt, Co-Portfolio Manager of the Advisor, has been the Co-Portfolio Manager of the Fund since December 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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